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                                                                 Exhibit 10.13




                                  PROMISSORY NOTE


$176,250.00                                                  BALTIMORE, MARYLAND
                                                               FEBRUARY 11, 1998


    WITHIN THREE YEARS, the undersigned promises to pay to the order of The Chapman Co., One hundred seventy-six thousand two hundred fifty dollars ($176,250.00), at its offices in Baltimore, Maryland, together with interest thereon from the date hereof until paid at the rate of 5.54% per annum.

                                     /S/ NATHAN A. CHAPMAN, JR.
                                     --------------------------
                                         NATHAN A. CHAPMAN, JR.